Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
6.155	1	$447,884.23	0.04%	447,884.23	355	703	89.68
6.170	2	989,000.00	0.09	494,500.00	360	689	94.64
6.210	2	893,000.00	0.08	446,500.00	360	726	84.25
6.250	173	103,927,295.87	9.76	600,735.81	359	751	70.66
6.280	1	571,500.00	0.05	571,500.00	360	727	90.00
6.375	642	386,685,842.67	36.31	602,314.40	360	745	72.97
6.385	1	450,000.00	0.04	450,000.00	360	660	86.87
6.405	1	571,500.00	0.05	571,500.00	360	664	90.00
6.410	1	526,500.00	0.05	526,500.00	360	676	90.00
6.500	479	281,700,054.18	26.45	588,100.32	360	737	74.17
6.530	1	527,500.00	0.05	527,500.00	360	684	87.92
6.535	1	560,000.00	0.05	560,000.00	360	669	88.19
6.625	190	119,579,785.36	11.23	629,367.29	360	738	74.48
6.670	1	434,870.00	0.04	434,870.00	360	786	90.60
6.750	111	67,139,636.99	6.30	604,861.59	360	739	74.82
6.810	1	573,750.00	0.05	573,750.00	360	758	85.00
6.875	72	43,530,876.03	4.09	604,595.50	360	740	75.64
7.000	25	16,083,714.49	1.51	643,348.58	360	735	76.53
7.125	12	10,058,537.32	0.94	838,211.44	357	748	74.40
7.250	13	7,872,160.00	0.74	605,550.77	359	736	75.98
7.375	7	4,334,093.97	0.41	619,156.28	360	724	78.88
7.500	15	8,864,529.96	0.83	590,968.66	359	741	72.06
7.625	1	544,000.00	0.05	544,000.00	360	756	80.00
7.750	4	2,299,600.00	0.22	574,900.00	360	733	80.93
7.875	3	1,499,500.00	0.14	499,833.33	360	755	71.81
8.125	2	1,300,000.00	0.12	650,000.00	360	804	65.52
8.250	1	825,000.00	0.08	825,000.00	360	660	75.00
8.500	1	463,992.00	0.04	463,992.00	360	708	80.00
8.750	3	1,737,354.00	0.16	579,118.00	360	740	79.36
Total	1,767	$1,064,991,477.07	100.00%
_________________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders.  As of the cut-off date, the weighted average mortgage rate of the mortgage loans (net of such premiums) was approximately 6.519% per annum.  Without the adjustment, the weighted average on the mortgage loans was approximately 6.521% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 – 450,000.00	208	$90,653,126.76	8.51%	435,832.34	6.499	360	737	73.59
450,000.01 – 500,000.00	422	201,997,391.89	18.97	478,666.81	6.503	360	738	74.22
500,000.01 – 550,000.00	295	155,146,411.11	14.57	525,920.04	6.540	360	744	75.89
550,000.01 – 600,000.00	241	139,262,634.74	13.08	577,853.26	6.500	360	739	73.07
600,000.01 – 650,000.00	197	124,544,626.98	11.69	632,206.23	6.570	360	740	73.23
650,000.01 – 700,000.00	82	55,497,848.36	5.21	676,803.03	6.538	360	746	75.27
700,000.01 – 750,000.00	80	58,331,794.43	5.48	729,147.43	6.489	359	739	75.41
750,000.01 – 1,000,000.00	202	177,778,545.54	16.69	880,091.81	6.523	360	744	73.34
1,000,000.01 – 1,500,000.00	27	35,254,723.36	3.31	1,305,730.49	6.499	360	756	65.32
1,500,000.01 – 2,000,000.00	8	14,763,833.58	1.39	1,845,479.20	6.413	360	742	68.20
Above 2,000,000.00	5	11,760,540.32	1.10	2,352,108.06	6.760	358	767	69.62
Total	1,767	$1,064,991,477.07	100.00%
_______________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $602,712.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 – 679	121	$66,467,509.49	6.24%	549,318.26	6.568	359	669	77.42
680 – 699	133	73,313,341.45	6.88	551,228.13	6.572	360	690	77.18
700 – 719	286	175,610,587.38	16.49	614,023.03	6.542	360	709	72.61
720 and Above	1,227	749,600,038.75	70.39	610,920.98	6.507	360	761	73.27
Total	1,767	$1,064,991,477.07	100.00%
__________________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 742.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	79	$51,272,314.44	4.81%	649,016.64	6.490	360	749	40.18
50.01 to 55.00	35	21,497,355.21	2.02	614,210.15	6.484	360	750	52.78
55.01 to 60.00	63	40,973,547.32	3.85	650,373.77	6.431	358	755	57.69
60.01 to 65.00	85	49,831,625.93	4.68	586,254.42	6.487	360	745	62.83
65.01 to 70.00	183	113,881,839.23	10.69	622,305.13	6.497	360	744	68.24
70.01 to 75.00	244	149,690,748.33	14.06	613,486.67	6.518	360	747	73.57
75.01 to 80.00	1,022	608,749,882.13	57.16	595,645.68	6.533	360	739	79.49
80.01 to 85.00	8	3,937,180.64	0.37	492,147.58	6.541	360	727	84.52
85.01 to 90.00	33	17,506,700.43	1.64	530,506.07	6.631	359	708	89.25
90.01 to 95.00	14	7,195,283.41	0.68	513,948.82	6.737	359	738	93.92
95.01 to 100.00	1	455,000.00	0.04	455,000.00	7.750	358	689	100.00
Total	1,767	$1,064,991,477.07	100.00%
_________________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans was approximately 73.69%.

(2)	Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	72	$45,432,314.44	4.27%	631,004.37	6.481	360	749	40.18
50.01 to 55.00	32	20,638,355.21	1.94	644,948.60	6.504	360	748	50.66
55.01 to 60.00	55	36,928,028.08	3.47	671,418.69	6.441	358	754	56.78
60.01 to 65.00	82	47,155,102.13	4.43	575,062.22	6.479	360	744	62.41
65.01 to 70.00	166	100,696,095.24	9.46	606,602.98	6.484	360	744	68.00
70.01 to 75.00	222	136,319,127.84	12.80	614,050.13	6.510	359	749	72.90
75.01 to 80.00	593	363,285,618.88	34.11	612,623.30	6.523	360	743	78.79
80.01 to 85.00	73	41,559,649.48	3.90	569,310.27	6.557	360	740	78.87
85.01 to 90.00	314	187,149,316.43	17.57	596,016.93	6.541	360	736	79.83
90.01 to 95.00	61	32,388,554.98	3.04	530,959.92	6.611	360	721	82.61
95.01 to 100.00	97	53,439,314.36	5.02	550,920.77	6.586	360	722	79.78
Total	1,767	$1,064,991,477.07	100.00%
_______________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 77.28%.

(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	51	$28,391,325.90	2.67%	556,692.66	6.613	359	743	72.47
California	718	443,887,983.85	41.68	618,228.39	6.499	360	743	72.26
Colorado	39	24,325,043.57	2.28	623,719.07	6.523	360	749	74.11
Florida	84	48,236,267.62	4.53	574,241.28	6.581	360	736	74.74
Illinois	58	37,191,453.89	3.49	641,231.96	6.594	360	739	73.65
Maryland	83	44,430,924.02	4.17	535,312.34	6.552	360	729	76.11
Massachusetts	36	23,068,702.60	2.17	640,797.29	6.545	360	731	74.61
New Jersey	94	52,231,614.58	4.90	555,655.47	6.514	360	730	77.13
New York	85	51,108,868.91	4.80	601,280.81	6.531	359	748	74.55
Texas	41	28,259,061.66	2.65	689,245.41	6.501	360	739	75.52
Virginia	77	43,225,345.01	4.06	561,368.12	6.488	360	743	76.35
Washington	58	31,824,190.81	2.99	548,692.95	6.501	360	747	71.96
Other (less than 2%)	343	208,810,694.65	19.61	608,777.54	6.532	360	743	74.38
Total	1,767	$1,064,991,477.07	100.00%
__________________
(1)
The Other row in the preceding table includes 33 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 0.513% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	628	$356,084,098.78	33.44%	567,012.90	6.511	360	733	71.25
Purchase	668	413,499,389.35	38.83	619,011.06	6.525	360	749	77.37
Refinance (Rate/Term)	471	295,407,988.94	27.74	627,193.18	6.528	360	742	71.47
Total	1,767	$1,064,991,477.07	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2 to 4 Family Residence	19	$12,604,126.82	1.18%	663,375.10	6.591	360	750	73.99
Condo Hotel	1	458,500.00	0.04	458,500.00	6.500	360	782	70.00
Cooperative	4	2,596,600.00	0.24	649,150.00	6.511	360	761	77.10
High-Rise Condominium	1	451,450.00	0.04	451,450.00	6.500	360	751	77.17
Low-Rise Condominium	111	62,681,680.67	5.89	564,699.83	6.561	360	749	75.59
Planned Unit Development	470	279,790,405.31	26.27	595,298.73	6.529	360	740	74.83
Single Family Residence	1,161	706,408,714.27	66.33	608,448.50	6.513	360	741	73.05
Total	1,767	$1,064,991,477.07	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	1,657	$997,451,631.86	93.66%	601,962.36	6.515	360	742	73.83
Secondary Residence	110	67,539,845.21	6.34	613,998.59	6.609	360	741	71.65
Total	1,767	$1,064,991,477.07	100.00%
____________________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	1,582	$947,844,418.23	89.00%	599,143.12	6.519	741	73.68
359	121	76,565,095.54	7.19	632,769.38	6.524	743	73.68
358	35	22,108,135.36	2.08	631,661.01	6.516	747	74.39
357	6	3,663,259.15	0.34	610,543.19	6.511	729	76.86
356	4	2,126,269.93	0.20	531,567.48	6.393	740	67.38
355	5	2,802,422.17	0.26	560,484.43	6.568	729	82.79
354	2	1,246,011.01	0.12	623,005.51	6.575	723	73.46
352	1	420,819.14	0.04	420,819.14	6.500	701	75.71
351	1	481,156.15	0.05	481,156.15	6.750	787	78.23
350	1	520,581.86	0.05	520,581.86	7.000	762	77.49
348	2	2,962,415.32	0.28	1,481,207.66	7.156	770	71.29
347	2	1,051,241.71	0.10	525,620.86	7.112	759	61.66
345	1	466,151.50	0.04	466,151.50	6.750	703	90.00
300	4	2,733,500.00	0.26	683,375.00	6.331	752	66.01
Total	1,767	$1,064,991,477.07	100.00%
____________________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 360 months.

Interest-Only Periods at Origination

Interest-Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,071	$640,719,737.20	60.16%	598,244.39	6.496	359	743	72.89
120	696	424,271,739.87	39.84	609,585.83	6.559	360	740	74.89
Total	1,767	$1,064,991,477.07	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,757	$1,059,328,895.21	99.47%	602,919.12	6.520	360	742	73.68
6	1	524,000.00	0.05	524,000.00	6.500	360	707	80.00
12	2	1,024,000.00	0.10	512,000.00	6.875	360	703	80.00
30	1	520,581.86	0.05	520,581.86	7.000	350	762	77.49
36	2	1,044,000.00	0.10	522,000.00	6.936	360	738	77.15
60	4	2,550,000.00	0.24	637,500.00	6.679	360	739	72.91
Total	1,767	$1,064,991,477.07	100.00%